Exhibit 99.1
                                                                    ------------



                             Joint Filer Information

Name of Joint Filer:                        GE Capital International (Mauritius)

Address of Joint Filer:                     Suite 413-414, Regus Mauritius
                                            Ebene Heights 34, Cybercity
                                            Ebene, Mauritius

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GE CAPITAL INTERNATIONAL (MAURITIUS)


By:      /s/  P. Jonas Svedlund
   -----------------------------------------
    Name:  P. Jonas Svedlund
    Title: Attorney-in-fact

March 26, 2010
Date

                             Joint Filer Information

Name of Joint Filer:                        GE Indian Services Holding Private
                                            Limited

Address of Joint Filer:                     AIFACS Building,
                                            1 Rafe Marg
                                            New Delhi, 110001 India

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GE INDIAN SERVICES HOLDING PRIVATE LIMITED


By:      /s/  P. Jonas Svedlund
   -----------------------------------------
    Name:  P. Jonas Svedlund
    Title: Attorney-in-fact

March 26, 2010
Date

                             Joint Filer Information

Name of Joint Filer:                        GE India Ventures LLC

Address of Joint Filer:                     Suite 413-414, Regus Mauritius
                                            Ebene Heights 34, Cybercity
                                            Ebene, Mauritius

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GE INDIA VENTURES LLC


By:      /s/  P. Jonas Svedlund
   -----------------------------------------
    Name:  P. Jonas Svedlund
    Title: Attorney-in-fact

March 26, 2010
Date

                             Joint Filer Information

Name of Joint Filer:                        General Electric Capital Services
                                            Indian Investments LLC

Address of Joint Filer:                     800 Long Ridge Road
                                            Stamford, Connecticut  06927

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GENERAL ELECTRIC CAPITAL SERVICES INDIAN INVESTMENTS LLC


By:      /s/  P. Jonas Svedlund
   -----------------------------------------
    Name:  P. Jonas Svedlund
    Title: Attorney-in-fact

March 26, 2010
Date

                             Joint Filer Information

Name of Joint Filer:                        General Electric Capital Corporation

Address of Joint Filer:                     901 Main Avenue
                                             Norwalk, Connecticut 06851

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GENERAL ELECTRIC CAPITAL CORPORATION


By:      /s/  Barbara A. Lane
   -----------------------------------------
    Name:  Barbara A. Lane
    Title: Attorney-in-fact

March 26, 2010
Date

                             Joint Filer Information

Name of Joint Filer:                        General Electric Capital Services,
                                            Inc.

Address of Joint Filer:                     3135 Easton Turnpike
                                            Fairfield, Connecticut 06828

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GENERAL ELECTRIC CAPITAL SERVICES, INC.


By:      /s/  Barbara A. Lane
   -----------------------------------------
    Name: Barbara A. Lane
    Title:  Attorney-in-fact

March 26, 2010
Date

                             Joint Filer Information

Name of Joint Filer:                        General Electric Company

Address of Joint Filer:                     3135 Easton Turnpike
                                            Fairfield, Connecticut  06828

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Genpact Limited (G)

Date of Earliest Transaction Required
to be reported (Month/Day/Year):            3/24/2010

Designated Filer:                           GE Capital (Mauritius) Holdings Ltd.

Signature:

GENERAL ELECTRIC COMPANY


By:      /s/  Barbara A. Lane
   -----------------------------------------
    Name: Barbara A. Lane
    Title: Attorney-in-fact

March 26, 2010
Date